Exhibit 32

CERTIFICATION

In connection with the Annual Report of Schawk, Inc. (the “Company”) on Form 10-K for the period ended December 31, 2008, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Chief Executive Officer and Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Annual Report on Form 10-K for the period ended December 31, 2008 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/  David A. Schawk
David A. Schawk
President and Chief Executive Officer

/s/  Timothy J. Cunningham
Timothy J. Cunningham
Executive Vice President, Chief Financial Officer
and Chief Accounting Officer

June 11, 2009